UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 is incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 5, 2012, Energy Transfer Partners, L.P. (“ETP”) completed the acquisition of Sunoco, Inc., a Pennsylvania corporation (“Sunoco”), pursuant to the terms of the Agreement and Plan of Merger, dated as of April 29, 2012, as amended by Amendment No. 1 thereto, dated as of June 15, 2012 (the “Merger Agreement”), by and among ETP, Energy Transfer Partners GP, L.P., a Delaware limited partnership, Sam Acquisition Corporation, a Pennsylvania corporation and a wholly owned subsidiary of ETP (“Merger Sub”), Sunoco and, for limited purposes set forth therein, Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”). Under the terms of the Merger Agreement, Merger Sub merged with and into Sunoco (the “Merger”), with Sunoco surviving the Merger.

At the effective time of the Merger on October 5, 2012 (the “Effective Time”), each share of Sunoco’s common stock issued and outstanding immediately prior to the Effective Time (other than shares held by Sunoco in treasury and shares held by ETP or Merger Sub or by any wholly owned subsidiaries of Sunoco, ETP or Merger Sub immediately prior to the Effective Time) was converted into the right to receive $25.00 in cash and 0.5245 of an ETP common unit (the “Standard Mix of Consideration”). In lieu of receiving the Standard Mix of Consideration, Sunoco shareholders could instead elect to receive, for each Sunoco common share, either (i) $50.00 in cash (the “Cash Consideration”) or (ii) 1.0490 ETP common units (the “Unit Consideration”); provided that the Cash Consideration and the Unit Consideration were each subject to proration to ensure that the aggregate amount of cash paid and the aggregate number of ETP common units issued in the Merger was the same that would be paid and issued if each Sunoco common share had been converted into the Standard Mix of Consideration.

The election deadline for the merger consideration was October 1, 2012 and the notice of guaranteed delivery deadline was October 4, 2012. Based on the final results of the merger consideration elections and the terms of the Merger Agreement:

•	holders of approximately 2.59% of the Company’s outstanding shares, or approximately 2,711,665 shares, elected and will receive the Standard Mix of Consideration;

•

holders of approximately 72.37% of the Company’s outstanding shares, or approximately 75,844,918 shares, elected the Cash Consideration; however, because the Cash Consideration was oversubscribed, such holders will receive $26.466644 in cash and 0.4937297929926 of an ETP common unit;

•	holders of approximately 4.24% of the Company’s outstanding shares, or approximately 4,449,502 shares, elected and will receive the Unit Consideration; and

•

holders of approximately 20.80% of the Company’s outstanding shares, or approximately 21,801,776 shares, did not make a valid election or did not deliver a valid election form prior to the election deadline and, therefore are deemed to have elected and will receive the Standard Mix of Consideration.

No fractional ETP common units will be issued in the Merger, and Sunoco’s shareholders will receive cash in lieu of fractional ETP common units.

Contemporaneously with the closing of the Merger and as provided in the Merger Agreement, Sunoco contributed to ETP $2.0 billion in cash and the equity interests of Sunoco Partners LLC (which currently holds the 2% general partner interest, incentive distribution rights, and a 32.4% limited partner interest in Sunoco Logistics Partners, L.P. (“SXL”)), in exchange for 90,706,000 newly issued Class F units of ETP (the “Class F Units”) (such transaction referred to herein as the “Sunoco Logistics Restructuring”). Additionally, immediately following the closing of the Merger, ETE contributed its interest in Southern Union Company (“Southern Union”) to ETP Holdco Corporation (“ETP Holdco”), in exchange for a 60% equity interest in ETP Holdco. In conjunction with ETE’s contribution, ETP contributed its interest in Sunoco (exclusive of its interest in SXL) to ETP Holdco and retained a 40% equity interest in ETP Holdco.

As a result of the Merger and the above transactions, ETP and ETE own an indirect 40% and 60% equity interest, respectively, in both Sunoco and Southern Union, while ETP owns the general partner interest, incentive distribution rights and a 32.4% limited partner interest in SXL. ETE owns the general partner interest, incentive distribution rights and 52.5 million common units representing limited partner interests in ETP.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Following the consummation of the Merger and the Sunoco Logistics Restructuring, on October 5, 2012, ETP entered into supplemental indentures with Sunoco and U.S. Bank National Association (“U.S. Bank”) to become a co-obligor under (i) that certain Indenture, dated as of March 31, 2009, as supplemented by the First Supplemental Indenture, dated as of March 31, 2009, between Sunoco and U.S. Bank, as trustee (as so supplemented, the “2015 Notes Indenture”), relating to Sunoco’s 9.625% Senior Notes due 2015 (the “2015 Notes”); (ii) that certain Indenture, dated as of June 30, 2000, between Sunoco and U.S. Bank, as successor trustee to Citibank, N.A. (the “2017 and 2014 Notes Indenture”), relating to Sunoco’s 5.75% Senior Notes due 2017 (the “2017 Notes”) and 4 7/8% Senior Notes due 2014 (the “2014 Notes”); and (iii) that certain Indenture, dated as of May 15, 1994, between Sunoco and U.S. Bank, as successor trustee to Citibank, N.A. (the “2024 Debentures Indenture” and, together with the 2015 Notes Indenture and the 2017 and 2014 Notes Indenture, the “Sunoco Indentures”), relating to Sunoco’s 9.00% Debentures due 2024 (the “2024 Debentures” and, together with the 2015 Notes, the 2017 Notes and the 2014 Notes, the “Sunoco Notes”). Pursuant to each supplemental indenture, ETP became a co-obligor of the Sunoco Notes, and will have the same obligations and duties of Sunoco under the Sunoco Indentures, as well as the same rights, benefits and privileges of Sunoco thereunder. Sunoco remains an obligor under the Sunoco Notes.

There is currently outstanding $250 million in aggregate principal amount of each of the 2014 Notes and the 2015 Notes, $400 million in aggregate principal amount of the 2017 Notes and $64.8 million in aggregate principal amount of the 2024 Debentures. The Sunoco Notes will be ETP’s unsecured and unsubordinated obligations, ranking equally in right of payment with ETP’s existing and future unsubordinated debt and effectively junior to the debt and other obligations of ETP’s subsidiaries.

Interest on the Sunoco Notes is payable on, and the Sunoco Notes mature on, the dates provided below.

Sunoco Notes	Interest Payment Dates	Maturity Date
2014 Notes	April 15 and October 15	October 15, 2014
2015 Notes	April 15 and October 15	April 15, 2015
2017 Notes	January 15 and July 15	January 15, 2017
2024 Debentures	May 1 and November 1	November 1, 2024

The Sunoco Notes (other than the 2024 Debentures) are redeemable, in whole or in part, at any time at ETP and Sunoco’s option, at a price equal to 100% of the principal amount of the 2015 Notes plus a make-whole premium and accrued and unpaid interest, if any, to the redemption date. The 2024 Debentures are not redeemable prior to maturity.

The Sunoco Indentures contain customary events of default (each an “Event of Default”), including. but not limited to, the following:

(1)	a failure to pay principal or premium on the Sunoco Notes when due;

(2)	a failure to pay for 30 days any interest on the Sunoco Notes when due;

(3)	a failure to perform any other covenant 90 days after written notice of default given by the trustee of the applicable series of Sunoco Notes or the holders of at least 25% in aggregate principal amount of the applicable series of Sunoco Notes;

(4)	the acceleration of debt securities of another series or any other indebtedness in an aggregate principal amount greater than $10 million (or $25 million with respect to the 2015 Notes), if such acceleration is not annulled within 30 days after written notice of the acceleration; and

(5)	certain events of bankruptcy, insolvency or reorganization of ETP and Sunoco.

If an Event of Default occurs and is continuing, the trustee of the applicable series of Sunoco Notes or the holders of at least 25% in aggregate principal amount outstanding of the applicable series of Sunoco Notes may declare the principal amount of such series of Sunoco Notes to be due and payable immediately. Upon such a declaration, such principal on such series of Sunoco Notes will be due and payable immediately. Under certain circumstances, the holders of a majority in principal amount of the applicable series of Sunoco Notes outstanding may rescind any such acceleration and its consequences.

The foregoing description of the Sunoco Notes, the Sunoco Indentures and the supplemental indentures does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sunoco Indentures and each supplemental indenture, which are included as Exhibits 4.1 through 4.9 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2012, ETP’s general partner adopted Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of ETP, dated as of July 28, 2009 (the “LP Agreement Amendment”). Pursuant to the terms of the LP Agreement Amendment, ETP’s general partner (which is a wholly owned subsidiary of ETE) will relinquish its rights to $210 million in distributions it would otherwise be entitled to receive with respect to its incentive distribution rights in ETP for 12 consecutive quarters, commencing with the fiscal quarter ending December 31, 2012. In addition, the LP Agreement Amendment sets forth the terms and provisions of the Class F Units.

The Class F Units generally will not have any voting rights, and will not have any rights of redemption or conversion. The Class F units will be entitled to aggregate cash distributions equal to 35% of the total amount of cash that is generated by ETP and its subsidiaries (other than ETP Holdco) and available for distribution, up to a maximum of $3.75 per Class F Unit per year.

The above description of the LP Agreement Amendment and the Class F Units does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LP Agreement Amendment, which is attached as Exhibit 3.1 hereto.

Item 7.01.	Regulation FD Disclosure.

On October 5, 2012, ETP and Sunoco issued a joint press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1.

Forward Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the Merger cannot be fully realized. An extensive list of factors that can affect future results are discussed in ETP’s Annual Report on Form 10-K for the year ended December 31, 2011 and other documents filed by ETP from time to time with the Securities and Exchange Commission (the “SEC”). ETP undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
(b)	Pro Forma Financial Information.

The financial statements and pro forma financial information required to be filed under Item 9.01 of this Current Report on Form 8-K are included in ETP’s Current Reports on Form 8-K filed with the SEC on June 25, 2012 and September 19, 2012.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated October 5, 2012.

4.1	Indenture, dated as of March 31 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of March 31, 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 31, 2009, relating to Sunoco’s 9.625% Senior Notes due 2015.

4.3	Second Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as trustee, to Indenture, dated as of March 31, 2009.

4.4	Indenture, dated as of June 30, 2000, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A.

4.5	Officers’ Certificate of Sunoco, Inc. dated December 14, 2006 establishing Sunoco’s 5.75% Senior Notes due 2017.

4.6	Officers’ Certificate of Sunoco, Inc. dated September 28, 2004 establishing Sunoco’s 4 7/8% Senior Notes due 2014.

4.7	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of June 30, 2000.

4.8	Indenture, dated as of May 15, 1994, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., relating to Sunoco, Inc.’s 9.00% Debentures due 2024.

4.9	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of May 15, 1994

99.1	Press release of Energy Transfer Partners, L.P. and Sunoco, Inc. dated October 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: October 5, 2012

/s/ Martin Salinas, Jr.
Martin Salinas, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated October 5, 2012.

4.1	Indenture, dated as of March 31 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of March 31, 2009, between Sunoco, Inc. and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 31, 2009, relating to Sunoco’s 9.625% Senior Notes due 2015.

4.3	Second Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as trustee, to Indenture, dated as of March 31, 2009.

4.4	Indenture, dated as of June 30, 2000, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A.

4.5	Officers’ Certificate of Sunoco, Inc. dated December 14, 2006 establishing Sunoco’s 5.75% Senior Notes due 2017.

4.6	Officers’ Certificate of Sunoco, Inc. dated September 28, 2004 establishing Sunoco’s 4 7/8% Senior Notes due 2014.

4.7	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of June 30, 2000.

4.8	Indenture, dated as of May 15, 1994, between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., relating to Sunoco, Inc.’s 9.00% Debentures due 2024.

4.9	First Supplemental Indenture, dated as of October 5, 2012, among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A., to the Indenture, dated as of May 15, 1994

99.1	Press release of Energy Transfer Partners, L.P. and Sunoco, Inc. dated October 5, 2012.